M&S CORPORATE HOLDINGS, INC.

                        7 BECKER FARM ROAD, ROSELAND, NJ

                                    1,534 S.F.

                                   LEASE INDEX




EXHIBIT A - EXECUTED LEASE

EXHIBIT B - COMMENCEMENT NOTICE

EXHIBIT C - LEASE TRANSMITTAL

EXHIBIT D - GUARANTY AGREEMENT

EXHIBIT E -CERTIFICATE OF INSURANCE

EXHIBIT F - ASSIGNMENT & ASSUMPTION AGREEMENT

EXHIBIT G - BROKERAGE AGREEMENT

EXHIBIT H - FIRST AMENDMENT OF LEASE

EXHIBIT I - CORRESPONDENCE




COMMENCEMENT DATE                                          EXPIRATION DATE

09/01/94                                                        06/30/2000



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                            FIRST AMENDMENT OF LEASE


     FIRST AMENDMENT OF LEASE dated as of the ___ day of June,  1994,  between 7

BECKER FARM ASSOCIATES, a New Jersey limited partnership,  having an address c/o

Bellemead  Management Co., Inc., 280 Corporate Center, 4 Becker Farm Road, Third

Floor,  Roseland,  New Jersey  07068  (hereinafter  called  "Landlord")  and M&S

CORPORATE  HOLDINGS,  INC.,  a New  Jersey  corporation,  having an address at 7

Becker Farm Road, Roseland, New Jersey 07068 (hereinafter called "TenanttV").

                              W I T N E S S E T H:


     WHEREAS:

     A. Landlord and Peter T. Maher and Raymond Schwartz heretofore entered into a certain  lease  dated as of July 1, 1992 (said lease as the same may have been or may hereafter be amended is hereinafter called the "Lease") with respect to a portion of the fourth  (4th)  floor in the  building  known as and  located at 7

Becker Farm Road, Roseland,  New Jersey, for a term ending on August 31, 1994 or on such earlier date upon which said term may expire or be  terminated  pursuant to any conditions of limitation or other  provisions of the Lease or pursuant to law;

     B. By a certain  Assignment And Assumption  Agreement  dated as of June 12,

1992 between Peter T. Maher and Raymond  Schwartz,  as assignors,  (collectively hereinafter  referred  to as  "Assignor")  and  Tenant,  as  assignee,  Assignor assigned  all of its right,  title and  interest  in,  under and to the Lease to

Tenant and Tenant assumed,  and hereby ratifies and confirms that it is assuming and shall continue to assume, the performance and observance of all of the Lease with the same force and effect as if Tenant had  originally  executed the Lease;

and

     C. The parties hereto desire to modify the Lease in certain respects.

     NOW,  THEREFORE,  in  consideration  of the promises  and mutual  covenants hereinafter contained, the parties hereto modify said Lease as follows:

     1. Except as  otherwise  provided  in this First  Amendment  of Lease,  all defined terms contained in this First Amendment of Lease shall, for the purposes hereof, have the same meaning ascribed to them in the Lease.

     2.  Notwithstanding  anything to the contrary  contained in the Lease,  the date set forth in the Lease for the  expiration  of the term  thereof  is hereby modified so that the  Termination  Date shall be June 30, 2000.  Landlord  shall deliver to Tenant a notice ("Commencement Date

Notice")  confirming,  among other things,  the June 30, 2000 Termination  Date.

Tenant  shall  acknowledge  the receipt and  accuracy of the  Commencement  Date

Notice by signing a copy of same and  returning  it to Landlord  within five (5)

days after Tenant's receipt thereof.

     3. Tenant covenants, represents and warrants that Tenant has had no dealing or communications  with any broker or agent, except Peter Rasmusson of Alexander

Summer Company,  in connection with the  consummation of this First Amendment of

Lease  and  Tenant  covenants  and  agrees to pay,  defend,  hold  harmless  and indemnify  Landlord and its directors,  officers,  partners and their affiliates and/or  subsidiaries  from and  against  any and all cost,  expenses,  including attorney's  fees (prior to settlement,  at trial or on appeal),  court costs and disbursements or liability for any commission or other  compensation  claimed by any broker or agent,  except Peter Rasmusson of Alexander  Summer Company,  with respect to this First Amendment of Lease.

     4. The Minimum Rent for the Demised Premises shall be THIRTY THREE THOUSAND

SEVEN  HUNDRED  FORTY  EIGHT AND  00/100  DOLLARS  ($33,748.00)  for the  period commencing on September 1, 1994 and ending on the Termination  Date,  payable in advance on the first day of each calendar month in equal monthly installments of

TWO THOUSAND EIGHT HUNDRED TWELVE AND 33/100 DOLLARS ($2,812.33).

     5. For purposes of computing the additional  rent accruing after August 31,

1994 that is due Landlord under Section 36.4(l) of the Lease, as of September 1,

1994,  (A) Section  36.1(4) of the Lease shall be deleted and replaced  with the following  new Section  36.1(4):  "First Tax Year shall mean the  calendar  year ending December 31, 1994. Tax Year shall mean any calendar year thereafter." and

(B) Section 36.1(2)of the Lease shall be deleted and replaced with the following new  Section  36.1(2):  "Base Tax Rate  shall  mean the real  estate tax rate in effect on the date of the First  Amendment of Lease." Any payments of additional rent due pursuant to Section 36.4(l) of the Lease shall be equitably apportioned to reflect  that period of time during which the Lease term  coincides  with the calendar year ending on December 31, 1994.

     6. For purposes of computing the additional  rent accruing after August 31,

1994 that is due Landlord under Section 36.5(l) of the Lease, as of September 1,

1994,  Section  36.1(3) of the Lease  shall be  deleted  and  replaced  with the following new Section  36.1(3):  "First  Operating  Year shall mean the calendar year ending  December 31,  1994.  Operating  Year shall mean any  calendar  year thereafter."  Any payments of additional rent due pursuant to Section 36.5(l) of the

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

Lease shall be equitably apportioned to reflect that period of time during which the Lease term coincides with the calendar year ending on December 31, 1994.

     7. Peter T. Maher  executed a  Guaranty  Agreement  dated June 12,  1992 in favor of Landlord.  By executing this First Amendment of Lease,  Peter T. Maher,

in his personal  capacity as an individual,  confirms and ratifies,  pursuant to

Paragraph (2) of the  aforementioned  Guaranty  Agreement,  that his obligations under the Guaranty  Agreement  shall extend and apply to this First Amendment of

Lease.  Raymond  Schwartz  executed a Guaranty  Agreement dated June 12, 1992 in favor of Landlord. By executing this First sentence,  that his obligations under said Guaranty Agreement shall extend and apply to this First Amendment of Lease.

Raymond Schwartz  executed a Guaranty  Agreement dated June 12, 1992 in favor of

Landlord.  By executing this First Amendment of Lease, Raymond Schwartz,  in his personal  capaci  ty  as an  individual,  confirms  and  ratifies,  pursuant  to

Paragraph (2) of the Guaranty Agreement referred to in the immediately preceding sentence,  that his obligations  under said Guaranty  Agreement shall extend and apply to this First Amendment of Lease until June 30, 1997.

     8. Except as modified by this First  Amendment of Lease,  the Lease and all covenants,  agreements,  terms and conditions thereof shall remain in full force and effect and are hereby in all respects ratified and confirmed.

     9. This First Amendment of Lease may not be changed  orally,  but only by a writing signed by both Landlord and Tenant.

     10. Tenant acknowledges that it is in occupancy of the Demised Premises and hereby accepts the Demised Premises in their present "as is" physical  condition and state of repair. In this regard, Landlord shall have no obligation to do any work or perform any services with respect to the Demised Premises.

     11. For  purposes  of Article 64. to the Lease,  the Initial  Term shall be deemed to mean the term ending on June 30,  2000 and the  Renewal  Term shall be deemed to mean a term of five (5) years commencing on July 1, 2000 and ending on

June 30, 2005.

     12. As of the date hereof,  the following  Sections 64.3 and 64; 4 shall be added to and become a part of Article 64 to the Lease:

          6.43 If Tenant properly exercises its option to renew and said exercise remains valid and binding as of the commencement date of the Renewal Term, then, as of the commencement date of the Renewal Term, the Demised Premises shall be deemed expanded to include the John Hancock Space (hereinafter defined) upon all of the terms and conditions of this Lease, except as specifically set forth

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

               hereinafter. The John Hancock Space shall mean the 1,460 rentable square foot area shown on Schedule A, attached hereto and made a part hereof. The Minimum Rent payable for the John Hancock Space shall be the product of (i) Market Rent or the Adjusted Minimum Rent as of the last day of the Initial Term, whichever is greater and (ii) 1,460. Tenant shall accept the John Hancock Space in its "as is" physical condition and state of occupancy as of the commencement date of the Renewal Term and Tenant's obligation to pay Minimum Rent for the John Hancock Space shall begin on the commencement date of the Renewal Term. Tenant shall, upon Landlord's request, execute and deliver a Lease amendment prepared by Landlord reflecting the inclusion of the John Hancock Space within the Demised Premises, which amendment shall, among other things, increase Tenant's Occupancy Percentage and Allotted Parking.

          64.4 If, on or before the commencement date of the Renewal Term, Tenant (i) breaches any term of this Lease, (ii) sublets all or any part of the Demised Premises or (iii) assigns this Lease, Landlord shall have the right not to include the John Hancock Space within the Demised Premises.

     13. Provided (i) Tenant has not breached any term of the Lease, (ii) Tenant has work  performed  in the  Demised  Premises  on or after  the date  hereof by

Bellemead Construction  Corporation ("BCC") and (iii) Landlord receives,  within six (6)  months  after  the date  hereof,  a  written  notice  referencing  this

Paragraph,  then,  Landlord  shall give Tenant,  as an  inducement  for Tenant's entering into this First  Amendment of Lease,  a credit of FORTY THREE  THOUSAND

TWO  HUNDRED  AND 00/100  DOLLARS  ($43,200.00)  ("Construction  Credit")  to be

applied only against BCC's invoice for work performed in the Demised Premises in accordance  with Bill  Schottman's  memorandum to Tenant dated February 25, 1994

("Renovation  Work").  If Tenant  requests  any  extras or change  orders to the

Renovation Work, Tenant shall pay Landlord on demand as additional rent the cost of performing  said extras and change orders as determined by BCC. To the extent all or any portion of the  Construction  Credit  remains  unexpended by the date falling six (6) months after today,  then, said unexpended  Construction  Credit

(or any part  thereof,  as the case may be)  shall be  deemed  null and void and forever  forfeited.

     14.  If John  Hancock  Mutual  Life  Insurance  Company  (or any  successor thereto) exercises its termination option under Article 66 of that certain lease dated May 14, 1990  between  Landlord  and John  Hancock  Mutual Life  Insurance

Company and said exercise  remains valid and binding as of June 30, 1997,  then,

as of July 1, 1997, the Demised Premises shall be deemed expanded to include the

John Hancock Space upon all of the terms and conditions of the Lease,  except as specifically  set forth  hereinafter.  The  Minimum  Rent  payable  for the John

Hancock Space shall be the product of (i) $20.50 and (ii) 1,460 until  otherwise modified by

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

Section 64.3 of the Lease. Tenant shall accept the John Hancock Space in its "as is"  physical  condition  and state of occupancy as of July 1, 1997 and Tenant's obligation to pay Minimum Rent for the John Hancock Space shall begin on July 1,

1997.  Tenant  shall,  upon  Landlord's  request,  execute  and  deliver a Lease amendment  prepared by Landlord  reflecting  the  inclusion  of the John Hancock

Space within the Demised  Premises,  which amendment shall,  among other things,

increase Tenant's Occupancy Percentae and Allotted Parking.






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

      IN WITNESS WHEREOF,  the parties hereto have executed this First Amendment of Lease as of the day and the year  first  above  written.

Signed, sealed and delivered


ATTESTED BY:                          LANDLORD:

                                      7 BECKER FARM ASSOCIATES

                                      By: Becker, Farm Corp.,
                                          General Partner

/s/ Marc Leonard Ripp                     By: /s/ James S. Servidea
--------------------------------             ---------------------------------
        Marc Leonard Ripp                        James S. Servidea
       Assistant Secretary                        Vice President

APPLY CORPORATE SEAL HERE

ATTESTED BY:                          AGENT FOR LANDLORD:

                                      BELLEMEAD MANAGEMENT CO., INC.

/s/ Marc Leonard Ripp                     By: /s/ James S. Servidea
--------------------------------             ---------------------------------
        Marc Leonard Ripp                        James S. Servidea
       Assistant Secretary                        Vice President

APPLY CORPORATE SEAL HERE

ATTESTED BY:                          TENANT:

                                      M&S CORPORATE HOLDINGS, INC.

/s/ Raymond Schwartz                  By:  /s/ Peter Maher
--------------------------------          ------------------------------------
Name:  Raymond Schwartz                     Name: Peter Maher
       -------------------------                 -----------------------------
           (Please Print)                           (Please Print)
Title:  Corporate Secretary                 Title:  President

APPLY CORPORATE SEAL HERE

WITNESSED BY:                         GUARANTOR:

                                      PETER T. MAHER

/s/ Nancy Bowman                      By: /s/ Peter T. Maher
--------------------------------         -------------------------------------
                                          Peter T. Maher
Name: Nancy Bowman
     -------------------------
        (Please Print)

WITNESSED BY:                         GUARANTOR:

                                      RAYMOND SCHWARTZ

/s/ Nancy Bowman                      By: /s/ Raymond Schwartz
--------------------------------         -------------------------------------
Name: Nancy Bowman                        Raymond Schwartz
      -------------------------
       (Please Print)





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